Strategic Review and 2014 Outlook

Forward Looking Statement Johnson Controls, Inc. will make statements in today's presentation that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this presentation other than statements of historical fact are statements that are, or could be, deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In this presentation, statements regarding future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, outlook, targets, guidance, goals or strategic portfolio decisions are forward-looking statements. Words such as “may,” “will,” “can,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward- looking statements. Johnson Controls cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Johnson Controls’ control, that could cause Johnson Controls’ actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include results that differ from assumptions underlying forward-looking statements, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, availability of raw materials and component products, currency exchange rates, and cancellation of or changes to commercial contracts, as well as other factors discussed in Item 1A of Part I of Johnson Controls’ most recent Annual Report on Form 10-K for the year ended September 30, 2013 and Johnson Controls’ subsequent Quarterly Reports on Form 10-Q. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this presentation are only made as of the date of this presentation, and Johnson Controls assumes no obligation, and disclaims any obligation, to update forward-looking statements to reflect events or circumstances occurring after the date of this presentation.

Alex Molinaroli President and Chief Executive Officer

Who we are Our Businesses $43bn in revenue across five market-leading businesses serving customers in more than 150 countries  Building Efficiency and Global Workplace Solutions  Automotive Seating and Automotive Interiors  Power Solutions Our Vision A more comfortable, safe and sustainable world Our People Talent and diversity of 170,000 people passionate about exceeding customers’ expectations every day

Highlights  Good businesses in attractive markets with a heritage of growth and innovation  Delivering on our commitments  Clear vision to be a leading multi-industry company  Businesses executing focused strategies for profitable growth  The Johnson Controls Operating System is transforming how we manage our business  Balanced capital allocation, including enhanced return of capital  Result will be attractive, consistent returns for our shareholders Driving sustainable performance in attractive markets where we can win

Strong heritage of growth and innovation $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 1940 1945 1950 1955 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 Johnson Controls Revenue History ($bn) History of organic growth and innovation Tested through the crisis; return to growth Global expansion and diversification Year-over-year revenue growth in 64 of the last 65 years Playing to win with strengthened portfolio Pre 1990s 1995 – 2008 2009 – 2012 2013 – 2013

Long-term track record of performance and shareholder returns Last 10 Years Revenue CAGR Total Shareholder Returns 15.1% 14.1% 9.0% Multi-Industry Peer Group S&P 500 7.3% 5.8% Multi-Industry Peer Group(1) (1) Note: Reflects FY ’03 – ’13 revenue CAGR (reflects IBES Consensus FY’13E revenue for peers not yet reporting). TSR reflects January 1, 2003 – November 29, 2013, annualized. (1) Reflects median of UTC, Danaher, Emerson, Eaton, Ingersoll-Rand, 3M, Honeywell and ITW.

Portfolio of strong global businesses… $42.7bn FY2013 Building Efficiency Global Workplace Solutions Automotive Seating Automotive Electronics and Interiors Power Solutions $10.3bn $4.3bn $16.3bn $5.4bn $6.4bn

… Serving attractive markets with solid growth trends Commercial Buildings (2) Automotive (3) Energy Storage Global Markets Addressable Market Size Market Growth Rate(1) $85b $95b ~6-7% $27b 350mm aftermarket and OE batteries (1) 3-5 year forward estimate. (2) HVAC equipment, Controls, Technical Services, Global Workplace Solutions (3) Seating and Interiors Source: Johnson Controls ~6-7% ~2-3%

 Full suite of integrated solutions  Leadership in commercial building heating, ventilating and air conditioning (HVAC) equipment, controls and service markets  World class technology and distribution (150 countries)  Leading market position in China  Managing 1.8 billion square feet of customer buildings in 78 countries Solid foundation of operating strengths Global Position Building Efficiency Automotive Experience Power Solutions Key Operating Strengths #1 #1 #1 #2 Seating  Leadership in key components and complete seats  Established leader in China with strong strategic partnerships  Unmatched global footprint Interiors  Market leading product and process capabilities  Over 50 plants worldwide; advanced product development centers in all major automotive hubs  Industry benchmark for quality, cost, productivity and value  Technology leadership across the spectrum, from traditional starting, lighting and ignition (SLI) to absorbent glass mat (AGM) batteries for start-stop, and lithium-ion batteries  Significant investment and growth in China

Differentiating core capabilities Technology  Application Engineering  Systems Integration  Technology Platforms  Innovation Studios Processes  Manufacturing  Continuous improvement / BBP  Integrated Supply Chain  Design Engineering People  Diverse  Leaders  Accountable  Trustworthy

Highlights  Good businesses in attractive markets with a heritage of growth and innovation  Delivering on our commitments  Clear vision to be a leading multi-industry company  Businesses executing focused strategies for profitable growth  The Johnson Controls Operating System is transforming how we manage our business  Balanced capital allocation, including enhanced return of capital  Result will be attractive, consistent returns for our shareholders Driving sustainable performance in attractive markets where we can win

Strong operational momentum $42.7 $2.7 $2.66 Revenue Segment Income EPS Executing well  Record full year revenue and earnings  Benefits of cost initiatives and commercial discipline seen in strong Q4 margins – 8.3% segment income margin, +130bps Y-o-Y – AE 4.3% segment income margin, +110bps Y-o-Y – BE 9.2% segment income margin, +60bps Y-o-Y – PS 19.4% segment income margin, +410bps Y-o-Y  Generated significant cash flow – Full year free cash flow $1.3bn – Strong balance sheet: 26.5% net debt/total capitalization (vs. 30 – 35% target) FY 2013 Results (ex. items) ($bn, except per share)

Significant transformation activities underway Operational improvements Operational improvement initiatives successfully launched  “STEP” program in metals & mechanisms  Building Efficiency North American customer growth strategy  New Global Workplace Solutions operating model  Energy Solutions business model  Automotive Experience South American footprint actions  Restructuring initiatives  SG&A and cost disciplines

Significant transformation activities underway Organization / functional evolution  Aligned to create corporate best-in-class functions – Enterprise Corporate Development – Enterprise Strategic Marketing and Sales  Global councils – Manufacturing, purchasing, engineering  Created Enterprise Leadership Team – Integrated leadership – Enterprise talent management and development – Aligned incentives

Driving internal alignment Our strategies will evolve How we will play  Data driven decisions  Deliberate and explicit choices  Play to win in markets we choose  Company choices versus business unit only choices

Driving internal alignment Guiding principles  A true multi-industry company ─ More diversified portfolio ─ Use of capital will expand  Execution culture  Results accountable  Customer focused and market responsive  Thrive in a fast paced world  Engaged and productive workforce  Benchmark for diversity leadership  Market and brand leadership in China

Highlights  Good businesses in attractive markets with a heritage of growth and innovation  Delivering on our commitments  Clear vision to be a leading multi-industry company  Businesses executing focused strategies for profitable growth  The Johnson Controls Operating System is transforming how we manage our business  Balanced capital allocation, including enhanced return of capital  Result will be attractive, consistent returns for our shareholders Driving sustainable performance in attractive markets where we can win

Becoming a leading multi-industry company Rebalancing the portfolio Our Goals Our Tools to Execute  Capital allocation decisions, including returning capital to shareholders  Rigorous, analytical portfolio review processes  Willingness to make strategic “additions” (M&A, organic investment) and “subtractions” (divestitures)  Become a leading multi-industry company  Shape and continuously manage a portfolio of high quality, high value businesses  Select markets where we can win

Rebalancing the portfolio over time Today Future Power Buildings Automotive Power Buildings Automotive Automotive Experience percentage will be smaller due to growth investments and opportunities in Building Efficiency and Power Solutions Revenues Segment Income

Portfolio: shifting geographic mix China will continue to be increasingly important 2009 2010 2011 2012 2013 2014 (e) 2015 (e) 2016 (e) 2017 (e) 2018 (e) Johnson Controls China revenues1 1) includes non-consolidated JVs at 100% $7.2b $2.9b $12.5b (est)

Portfolio management will be an on-going process Strategic Portfolio Review Decisions Execution  Active portfolio management is now a part of how we manage  Rigorous assessments of where Johnson Controls can win  Will involve both additions and subtractions to the portfolio  Decision criteria – Growth trajectory and long-term market dynamics – Profit and ROIC potential – Strategic fit – Johnson Controls ability to win

Focusing on fewer areas where we can win Strategic portfolio review Disciplined strategic and financial portfolio management is a core capability we will include in our ongoing strategic planning

Becoming a leading multi-industry company Executing portfolio changes  Completed $700mm HomeLink® sale  Remaining Electronics sale in process  Exploring strategic alternatives for Automotive Interiors  Divested European refrigeration service business  Divesting European headliners and visors businesses  Signed Memorandum of Understanding for HVAC joint venture with Hitachi

Becoming a leading multi-industry company Increased return of capital to shareholders  Announced $3bn increase in share repurchase authorization – Executed $800mm accelerated repurchase  Announced 16% dividend increase

Highlights  Good businesses in attractive markets with a heritage of growth and innovation  Delivering on our commitments  Clear vision to be a leading multi-industry company  Businesses executing focused strategies for profitable growth  The Johnson Controls Operating System is transforming how we manage our business  Balanced capital allocation, including enhanced return of capital  Result will be attractive, consistent returns for our shareholders Driving sustainable performance in attractive markets where we can win

Entering 2014 Market outlook  Stabilizing markets – European automotive and commercial building markets bottoming – Signs of growth in some Building Efficiency markets (late-cycle business) • Orders up two consecutive quarters • Pipeline up five consecutive quarters  Battery aftermarket in North American and Europe likely to remain soft  Strength in China market continues

Building Efficiency Strategic advantages Johnson Controls makes buildings in 125 countries more comfortable, productive and safe  Key offerings: Broad range of services, HVAC equipment, building controls and technologies  Our offerings are necessary to provide comfortable and productive indoor environments at the lowest operating cost  Working with Johnson Controls delivers a payback for customers: reduced energy and improved operational costs  Mega trends that are positive for the growth of Building Efficiency – Higher energy prices / energy shortages – Energy / green house gas legislation / regulation – High growth rates in emerging markets Non-Residential 2013 Sales $14.6B North America Asia Europe LA/ ME Service and recurring revenues New Construction Service and Recurring Revenue New Construction

Building Efficiency Strategic choices Where we will invest for profitable growth  Winning in North America & China − Direct & indirect channels  Delivering core products and attaining leadership positions in: − Chillers + parts − Controls + contracting − HVAC products and services − Industrial refrigeration − NA performance contracting  Launching core product extensions − Connected HVAC services − Smart equipment  Variable Refrigerant Flow (VRF) capabilities

Strategic choices Johnson Controls / Hitachi HVAC joint venture (Memorandum of Understanding) Combining the best of both companies  Complementary commercial and residential HVAC technologies (including fast-growing Variable Refrigerant Flow – VRF) – More solutions for our customers  Best in class distribution channels and strong brands  Expanded manufacturing capabilities (HVAC products) Capture significant growth in global market

Automotive Seating Strategic advantages Leading global provider Global presence  Diversified customer and product portfolio  Established market leader in growing Chinese market  Investing in technology and advanced development  Vertical integration of components 5% Non-Residential Complete Seating Components Service and recurring revenues North America New Construction 2013 Sales $16.3B1 Non-Residential North America Europe Asia 1Excludes unconsolidated JVs

Automotive Seating The global leader in automotive seating and seat components Complete Seat Foam Johnson Controls Toyota Boshoku Faurecia Lear Bridgestone Lear Woodbridge Johnson Controls Cut & Sew Lear Prevent Johnson Controls Faurecia Fabrics 28% Global Market Shares FY2013 (including China) Source: internal estimates 27% 28% Aunde Toyota Boshoku Lear Johnson Controls 11% Structures Lear Brose Johnson Controls Faurecia Mechanisms 23% Brose DAS Johnson Controls Faurecia 23%

Taking Automotive Seating to new levels of performance Operational Excellence “Execute Flawlessly Everyday!” Commercial Excellence “Capture Value For Our Core Products” Product Excellence “Develop Winning Core Products” Global alignment and collaboration

Automotive Interiors Leading supplier of automotive interiors  Global presence with good geographic balance  Diverse customer base and product portfolio  Market leading product and process capabilities  Interiors are a key differentiating influence on consumers’ purchase decisions Non-Residential 2013 Sales $4.2B Asia North America Europe

Automotive Interiors  A high fixed cost and capital intensive business  Product cost highly dependent on plant utilization  Viewing new business opportunities by region, by plant and by process rather than by customer  Focused on winning the right business

Automotive Interiors Transforming the business Build Best Cost Position  Europe structural position  Utilization of deployed capital  Flawless in-plant performance  Cost optimization in product design  Leverage best business practices and strategic sourcing approaches Optimized Portfolio Decisions  Efficient capital allocation decisions  Define core of business as door panels, instrument panels  Divest visor and headliner  Prioritize customers and regions  Optimize program investment decisions Targeted Growth  Increase commercialization of technology innovations  Pursue targeted, low risk opportunities in established markets of NA, China, and Korea  Define approach to serve global programs in developing markets such as India and Russia

Power Solutions Strategic advantages The world’s largest provider of battery power solutions for the vehicle original equipment market and aftermarket  36% global market share for SLI batteries  World-class customer base in the automotive aftermarket  Original equipment (OE) batteries for the top automakers worldwide  Quality, cost leadership  Expanding global footprint  Leader in advanced battery technologies – AGM batteries for start - stop vehicles – First-to-market provider of Li-ion batteries 2013 Sales $6.4B Americas Europe Asia Aftermarket Original Equipment

Power Solutions

Power Solutions

Strategic choices



INTERNAL COMBUSTION

- Leverage PowerFrame® as technology standard
- Design and deliver reliable, predictable quality and life standards
- Innovation around vertical integration components

Lead & Optimize

START-STOP

- Continue to improve AGM performance to differentiate value and solidify customer base
- Serve basic segments with EFB
- Promote Start-Stop batteries as scheduled replacement item
- Pace capacity expansion

Lead & Expand

MICRO-HYBRID

- Leverage SLI product design approach to drive standardization, scale and low cost
- Participate in powertrain systems discussions
- Design for scheduled replacement

Invest for High Growth

HEV, PHEV, EV

- Monitor regulatory activity (China and California)
- PHEV/ EV – leverage external technology partners
- HEV - Pursue alignment and leverage scale from Micro Hybrid standardization

Selectively Participate

Johnson Controls

Focused strategies to deliver profitable growth Across all Johnson Controls businesses: China  Unique corporate and manufacturing presence – Extensive, deep relationships—JV partners – 106 locations – “Corporate HQ East”  Delivering on growth and profit potential – Growing faster than the market – Margins in-line/above segment averages Building Efficiency Automotive Experience Power Solutions FY2013: $8 billion of revenue in China1 1) Including non-consolidated joint ventures Over 26,000 employees Future corporate HQ in Shanghai

Combined, the segment strategies result in compelling outlook  Driving top-line growth – Attractive industries, markets and geographies – Growing faster than our markets  Driving bottom line profitability – Focus on productivity, execution and scale efficiencies – Managing integrated supply chains – Vertical integration investments – Improving returns  Using multiple levers – Not dependent on markets to drive earnings growth – Shaping our own destiny by improving margins and playing where we can win

Highlights  Good businesses in attractive markets with a heritage of growth and innovation  Delivering on our commitments  Clear vision to be a leading multi-industry company  Businesses executing focused strategies for profitable growth  The Johnson Controls Operating System is transforming how we manage our business  Balanced capital allocation, including enhanced return of capital  Result will be attractive, consistent returns for our shareholders Driving sustainable performance in attractive markets where we can win

The “Johnson Controls Way” aka: Johnson Controls Operating System What is it? Why is it different? What will it mean?  Central to how we run the company  Leverage and build upon core strengths…operations and business processes, innovation and technologies, account management, leadership talent development  Not a one-time set of initiatives  More than continuous improvement and best business sharing  Johnson Controls will deliver the strong, consistent performance that defines best-in-class multi-industrial companies Johnson Controls Operating System will deliver sustainable competitive advantages

Looking to the Future: “Johnson Controls Advantage” We will build competitive advantage by leveraging the Johnson Controls enterprise. Johnson Controls Operating System Strategic Portfolio of Business Units People Manufacturing Operations Commercial Excellence Corporate Development Shared Services Finance, Legal, HR, IT… Business Processes Technology Others tbd…

The Johnson Controls Operating System Example: Global Manufacturing Operations  Increase organizational efficiency  Increase profitability  Drive customer satisfaction  Attract and develop talent  Improve quality  Raise agility  Enable and accelerate growth Business Models, Processes & Tools Infrastructure / IT Improvements Best Practices Leadership Global Manufacturing Operations Council

R. Bruce McDonald Executive Vice President and Chief Financial Officer

Setting the Stage – The Johnson Controls Financial Model  Strong growth culture, focus on where we can win  Significant focus on margin enhancement through cost reduction, commercial discipline and efficiency improvements, with specific initiatives underway  Purposeful allocation of capital to ensure highest return investments  Using multiple levers to drive consistent returns

Balanced Capital Allocation  We expect over $5 billion in cumulative Free Cash Flow available over the next 3 years – Remain committed to investing in growth for our businesses – Strength of Free Cash Flow and our strong balance sheet creates strategic and financial flexibility – Invest capital where it can drive the highest returns – Allocation of capital is the key tool for implementing our portfolio strategy

Balanced Capital Allocation Framework Significant Free Cash Flow Available Key Objectives Balanced Capital Allocation Goals $1.6 $1.7 $2.0 FY14P FY15P FY16P $5.3 billion cumulative  Maintain BBB+ minimum rating  Target 30 - 35% debt to capital  Maintain financial flexibility Investing in High ROI Capex Pursuing Strategic M&A Paying a Competitive Dividend Executing Announced Share Repurchase

Organic investments Capital investment trend $0.8 $1.3 $1.8 $1.4 $1.2 FY10 FY11 FY12 FY13 FY14P ($billion)  Building Efficiency  Power Solutions  Automotive Experience

Long-Term Strong Dividend Track Record Continues Dividends Per Share $0.52 $0.64 $0.72 $0.76 $0.88 2010 2011 2012 2013 Current  Consecutive dividend payments since 1887  $3.1billion in cash returned to shareholders via dividends over the past 10 years  33 dividend increases in past 35 years – Recently announced increase to $0.22 / share vs. $0.19 / share – 16% increase Dividend philosophy  Increase dividends in line with earnings growth

Taking Action on Share Repurchase Recent Announcement  $3 billion increase in share repurchase program; total of $3.65 billion  $1.2 billion completed in Q1  Remainder of approximately $2.4 billion expected to be utilized in fiscal 2015 and 2016 Share repurchases and dividend payments are expected to exceed $5.5 billion over the next three years Repurchase philosophy  Short-term: Offset dilution of current and potential divestitures  Maintain minimum credit rating of BBB+  Maintain flexibility to pursue strategic acquisitions

Entering 2014 Good Momentum  Stabilizing markets  Operational improvements continue  Continued margin expansion across the businesses  Continuing to invest for long-term growth and margin expansion  Lower levels of capital expenditures generating stronger cash flows Taking Actions  Significant restructuring activities underway  Geographic and capacity expansions in emerging markets  Portfolio – Electronics, Headliner / Visors, European commercial refrigeration  Exploring strategic options for our Automotive Interiors business  Selective acquisitions

Fiscal 2014 Underlying Key Assumptions Automotive production FY 2014  North America 16.9m up 6%  Europe 19.4m up 2%  China 21.8m up 11% Construction spending  Non-residential – U.S. +2%  Non-residential – Europe +1%  Non-residential – Asia +11% Euro - $1.35 in 2014 Tax Rate - 20% in 2014 (same as 2013) M&A activity - No impact from acquisitions or divestitures Commodities  Minimal exposure – Copper hedges – Economics indexing in Automotive  Lead at $2,200/MT (average $2,165 in 2013)

Fiscal 2014 outlook Consolidated net sales Approx $43.8B (up 3%)  Higher vehicle production in North America and China, stabilizing in Europe  Continued growth in emerging markets across all businesses Segment income Growth* Approx 15% EPS Approx $3.15 – $3.30  Cost savings and commercial discipline initiatives; restructuring actions  Automotive Seating operational performance  2014 diluted shares approximately 670 million Net financing charges Approx $230 million  Lower average debt levels Capital expenditures Approx $1.2 billion  Automotive new business launches  Capacity expansion in emerging markets  Advanced Battery capacity expansion in Power Solutions Net debt-to-capitalization Approx 23% -25%  Capacity to invest in growth initiatives and strategic acquisitions Free cash flow Approx $1.6B  Strong cash flow to fund capital expenditures, M&A, share repurchases and dividend payments * Excluding 2013 one-time items

Building Efficiency 2014 financial outlook Sales up 1% to 3%  North America reorganization and market recovery  Strong emerging market growth  Improvements in residential/light commercial and Latin America  GWS portfolio rationalization Margins 7.0% to 7.2% – BE (ex. GWS) 8.6% to 9.0% – GWS 2.3% to 2.5%  Pricing and business model changes (+) – North America reorganization – GWS operating model  Benefits of restructuring programs (+)  Uncertainty in timing of market recovery (-)  Softness in institutional markets

Building Efficiency Mid-term outlook (through 2018) Organic Sales Growth 5% to 6%  Late-cycle market recovery  Growth in Energy Solutions and emerging markets  Market share gains Margin expansion to 10% (ex. GWS)  Operating leverage  Continuous improvement and supply chain management  Pricing initiatives  Emerging market growth

Automotive Experience 2014 financial outlook Sales up 1% to 2%  Higher volumes in North America with stabilizing volumes in Europe  Continued, but slower, growth in emerging markets Margin 4.0% to 4.2% – Seating 4.8% to 5.0% – Interiors 1.0% to 1.2% – Electronics 5.9% to 6.0%  Operational improvements (+) – Metals, South America and Interiors turnaround programs – Restructuring benefits  European production stable (+)  Normalized launch costs (+)

Automotive Experience - Seating Mid-term outlook (through 2018) Sales Growth flat  Impact of lower capital expenditures  Accelerating growth in Asia  Targeted business hurdles Margin expansion to 7.0%  Average annual expansion of 40 to 50 bps  Improved Metals profitability  Operational improvements  Commercial discipline Total three year Backlog (billions) Seating $2.5 Interiors 0.3 Electronics 0.5 Total $3,3

Power Solutions 2014 financial outlook Sales up 7% to 8%  Higher volumes across all regions and channels  Continued acceleration in China  Market share growth  Increasing production of AGM batteries Margin 16.0% to 16.2%  Operating leverage (+) – Significant volume increase – Improving China profitability / AGM volume growth  Operational improvements (+) – Vertical integration – Manufacturing efficiencies  Continued advanced battery investment (-) * Assumes average lead price of $2,200/MT

Power Solutions Mid-term outlook (through 2018) Sales Growth 8% to 9%  Growth in China and other emerging markets  Market share gains  Advanced battery technology Margin expansion 100 to 150 bps  Improved product mix  Manufacturing improvements  Vertical integration

Portfolio Update Electronics Divestiture  Progressing as expected  Timing of closing uncertain – multiple jurisdictional regulatory approvals  Discontinued operations likely in 2014

Portfolio Update Interiors Strategic Review  Interiors is a $4.2 billion low margin business with high capital requirements  Industry-wide structural challenges and excess capacity  Rationalizing investments and non-core divestitures  We continue to explore our strategic options

Summary

Building blocks of sustainable shareholder value We believe we have the tools to deliver strong, sustainable returns Top Line Growth  Core growth  Strategic M&A Operational Efficiency  Margin Enhancement Share Repurchase  Consistent contribution to EPS Dividends  Consistent, growing  Sustainable shareholder returns  Multiple levers to drive value creation  Controlling our destiny Total Returns

Johnson Controls A commitment to profitable, sustainable growth  Focused on execution and delivering against our objectives  Confident in our outlook for 2014, but taking nothing for granted  Over the longer term, we have a clear vision for our portfolio and the right tools to achieve that vision ─ Complementary M&A in the short term; transformational M&A over time  The Johnson Controls team is energized and aligned, and working against a clear value- creation agenda

Driving sustainable growth and returns in attractive global markets where we can win